Exhitbit 10.25

FIRST AMENDMENT

OF THE

ECOLLEGE.COM 1999 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, eCollege.com, a Delaware corporation, (the “Company”) maintains the eCollege.com 1999 Employee Stock Purchase Plan (the “Plan”); and

WHEREAS, under Article X of the Plan, the Board of Directors of the Company (the “Board”) is authorized to amend the Plan, and the Board now considers it desirable to amend the Plan;

NOW, THEREFORE, pursuant to the power reserved to the Board by Article X of the Plan, and by virtue of the authority delegated to the undersigned officer by resolution of the Board, the Plan is hereby amended in the following particulars:

1.                                       By adding the following at the end of Section IV.B of the Plan, effective May 1, 2005:

“Unless the Plan Administrator determines otherwise, effective May 1, 2005, each offering period shall be twelve (12) months in duration, beginning on May 1 of each year and ending on April 30 of the following year.”

2.                                       By adding the following at the end of Section IV.C of the Plan with the following, effective May 1, 2005:

“Unless the Plan Administrator determines otherwise, effective May 1, 2005, each Purchase Interval shall run from the first business day in May of each year to the last business day of April of the following year.”

3.                                       By deleting Section IV.D of the Plan, effective November 1, 2004.

4.                                       By deleting the phrase “or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee” in Section V.A of the Plan, effective May 1, 2005.

5.                                       By replacing Section V.B of the Plan with the following, effective May 1, 2005:

“Each individual who first becomes an Eligible Employee after the start date of an offering period may not enter the Plan until the beginning of a subsequent offering period.”

6.                                       By deleting Section VI.A(ii) of the Plan, effective November 1, 2004.

7.                                       By deleting the phrase “, whether within the same or a different offering period” at the end of Section VI.D of the Plan, effective May 1, 2005.

8.                                       By replacing the phrase “, in a series of successive installments over the remainder of such offering period,” in the second sentence of Section VII.A of the Plan with the phrase “on the Purchase Date within the offering period”, effective May 1, 2005.

9.                                       By replacing the phrase “automatically exercised in installments on each successive Purchase Date within the offering period” in the first sentence of Section VII.B of the Plan with the phrase “automatically exercised on the Purchase Date”, effective May 1, 2005.

10.                                 By replacing the phrase “One Thousand Five Hundred (1,500) shares” in the second sentence of Section VII.D of the Plan with the phrase “Two Thousand (2,000) shares”, effective May 1, 2005.

11.   By replacing the phrase “Two Hundred Fifty Thousand (250,000) shares” in the last sentence of Section VII.D of the Plan with the phrase “Three Hundred Thirty Three Thousand Three Hundred Thirty Three (333,333) shares,” effective May 1, 2005.

12.                                 By deleting the phrase “next scheduled” in the first sentence of Section VII.F(i) of the Plan, effective May 1, 2005.

13.                                 By replacing the definition of “Purchase Interval” in the Appendix to the Plan with the following, effective May 1, 2005:

“R.                               Purchase Interval shall mean a twelve (12)-month period equal in duration to an offering period, at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.”

14.                                 By deleting the definition of “Semi-Annual Entry Date” the Appendix to the Plan, effective May 1, 2005.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this 15th day of October, 2004.

ECOLLEGE.COM

By:	/s/ Oakleigh Thorne
Its: Chief Executive Officer